Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "REED'S, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE SEVENTH DAY OF SEPTEMBER, A.D. 2001, AT 1:30 O`CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE NINTH DAY OF OCTOBER, A.D. 2001, AT 1:30 O`CLOCK P.M.

CERTIFICATE OF REVIVAL, FILED THE FOURTEENTH DAY OF SEPTEMBER, A.D. 2004, AT 11 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SEVENTH DAY OF SEPTEMBER, A.D. 2004, AT 1:46 O`CLOCK P.M.

CERTIFICATE OF DESIGNATION, FILED THE TWELFTH DAY OF OCTOBER, A.D. 2004, AT 3:04 O`CLOCK P.M.

CERTIFICATE OF CORRECTION, FILED THE TENTH DAY OF NOVEMBER, A.D. 2004, AT 9:57 O`CLOCK P.M.


SECRETARY'S OFFICE
DELAWARE

Jeffrey W. Bullock, Secretary of State

3433903 8100H
SR# 20172535608

Authentication: 202382490
Date: 04-17-17

You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware

The First State

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF CORRECTION IS THE ELEVENTH DAY OF NOVEMBER, A.D. 2004 AT 9:55 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE EIGHTEENTH DAY OF DECEMBER, A.D. 2007, AT 6:29 O`CLOCK P.M.

CERTIFICATE OF DESIGNATION, FILED THE TWENTY-NINTH DAY OF APRIL, A.D. 2009, AT 10:54 O`CLOCK A.M.

CERTIFICATE OF DESIGNATION, FILED THE SIXTEENTH DAY OF NOVEMBER, A.D. 2009, AT 2:10 O`CLOCK P.M.

CERTIFICATE OF DESIGNATION, FILED THE SEVENTH DAY OF DECEMBER, A.D. 2009, AT 6:22 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, "REED'S, INC.".

Jeffrey W. Bullock, Secretary of State

3433903 8100H
SR# 20172535608

Authentication: 202382490
Date: 04-17-17

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 09/07/2001
010444685 - 3433903

CERTIFICATE OF INCORPORATION
OF
REED'S, INC.

ARTICLE I

The name of the corporation is Reed's, Inc. (the "Corporation").

ARTICLE II

The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The Corporation is authorized to issue one class of shares of stock to be designated Common Stock, $0.0001 par value. The total number of shares that the Corporation is authorized to issue is 50,000,000 shares of Common Stock.

ARTICLE V

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

ARTICLE VI

The Corporation is to have perpetual existence.

ARTICLE VII

1. Limitation of Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

2. Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

3. Amendments. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

ARTICLE VIII

Holders of stock of any class or series of this Corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders.

ARTICLE IX

1. Number of Directors. The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. Initially, the number of directors shall be one (1).

2. Election of Directors. Elections of directors shall not be by written ballot unless the Bylaws of the Corporation shall so provide.

3. Designation of Initial Director. The name and address of the initial director of the Corporation is as follows: Christopher J. Reed, 13000 South Spring Street, Los Angeles, California 90061.

ARTICLE X

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE XI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XIII

The name and mailing address of the incorporator are as follows D. L. Petrucci Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The undersigned incorporator hereby acknowledges that the above Certificate of Incorporation of Reed's, Inc. is his act and deed and that the facts stated therein are true.

Dated: September 7, 2001

D. L. Petrucci

D. L. Petrucci

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 10/09/2001
010501420 – 3433903

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
ORIGINAL BEVERAGE CORPORATION
INTO
REED'S, INC.

* * * * * * *

ORIGINAL BEVERAGE CORPORATION, a corporation organized and existing under the laws of Florida, DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 18th day of January, 1991, pursuant to chapter 607 of the Laws of the State of Florida, the provisions of which permit the merger of a corporation of another state and a corporation organized and existing under the laws of said state.

SECOND: That this corporation owns one hundred percent of the outstanding shares of the stock of Reed's, Inc., a corporation incorporated on the 7th day of September, 2001 pursuant to the General Corporation Law of the State of Delaware.

THIRD: That the directors of Original Beverage Corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 16th day of August, 2001, determined to merge itself into said Reed's, Inc.:

RESOLVED, that Original Beverage Corporation merge, and it hereby does merge itself into said Reed's, Inc., which assumes all of the obligations of Original Beverage Corporation.

FURTHER RESOLVED, that the merger shall be effective upon filing with the Secretary of State of Delaware.

FURTHER RESOLVED, that the terms and conditions of the merger are as set forth in the Agreement and Plan of Merger dated as of September 7, 2001 which is attached hereto as Exhibit A and incorporated herein by this reference.

FURTHER RESOLVED, that the proposed merger shall be submitted to the stockholders of Original Beverage Corporation at a meeting of such stockholders duly called and held after notice of the purpose thereof mailed to the address of each such stockholder as it appears in the records of the corporation; and upon receiving the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon of Original Beverage Corporation, the merger shall be approved.

FURTHER RESOLVED, that the proper officer of this corporation be and he or she is hereby directed to make and execute a Certificate of Ownership and Merger setting forth

a copy of the resolutions to merge itself into said Reed's, Inc. and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

FOURTH: That the proposed merger has been adopted, approved, certified, executed and acknowledged by Original Beverage Corporation in accordance with the laws of the State of Florida, under which the corporation was organized.

FIFTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Original Beverage Corporation at any time prior to the time that this merger filed with the Secretary of State becomes effective.

IN WITNESS WHEREOF, said Original Beverage Corporation has caused this Certificate to be signed by Christopher J. Reed, its President, this 4th day of October, 2001.

ORIGINAL BEVERAGE CORPORATION
a Florida corporation

By: ______________________
Christopher J. Reed, President

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT OF MERGER (the "Agreement"), dated as of September 7, 2001, is entered into by and between Original Beverage Corporation, a Florida corporation ("OBC Florida") and Reed's, Inc., a Delaware corporation ("Newco Delaware").

WITNESSETH:

WHEREAS, OBC Florida is a corporation duly organized and existing under the laws of the State of Florida;

WHEREAS, the respective Boards of Directors of OBC Florida and Newco Delaware have determined that it is advisable and in the best interests of each of such corporations that OBC Florida merge with and into Newco Delaware (the "Merger") upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of OBC Florida from Florida to Delaware;

WHEREAS, the respective Boards of Directors of OBC Florida and Newco Delaware have, by resolutions duty adopted, approved this Agreement, subject to the approval of the shareholders of each of Newco Delaware and OBC Florida; and

WHEREAS, this Agreement is intended as a tax free plan of reorganization within the meaning of Section 368 of the Internal Revenue Code;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, OBC Florida and Newco Delaware hereby agree as follows:

1. Merger. OBC Florida shall be merged with and into Newco Delaware and Newco Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

2. Governing Documents; Executive Officers and Directors. The Certificate of Incorporation of Newco Delaware, from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of Newco Delaware from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The members of the Board of Directors and committees of the Board of Directors and the officers of OBC Florida immediately prior to the Effective Time shall be the members of the Board of Directors and committees of the Board of Directors and the officers of the Surviving Corporation from and after the Effective Time, until their respective successors have been duty elected and qualify, unless they earlier die, resign or are removed.

3. Succession. At the Effective Time, the separate corporate existence of OBC Florida shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public and private nature of OBC Florida; and all property, real, personal and mixed, and all debts due to OBC Florida on whatever account, as well as for share subscriptions as all other things in action belonging to OBC Florida, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually be the property of the Surviving Corporation as they were of OBC Florida, and the title to any real estate vested by deed or otherwise in OBC Florida shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of OBC Florida shall be preserved unimpaired, and all debts, liabilities and duties of OBC Florida shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of OBC Florida, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to OBC Florida. The employees and agents of OBC Florida shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of OBC Florida. The requirements of any plans or agreements of OBC Florida involving the issuance or purchase by OBC Florida of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

4. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of OBC Florida such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of OBC Florida, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of OBC Florida or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

(a) each share of the common stock, par value $.0001 per share (the "OBC Florida Common Stock") of OBC Florida outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $.0001 per share (the "Surviving Corporation Common Stock") of the Surviving Corporation and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of the Surviving Corporation resulting from the conversion of the OBC Florida Common Stock upon the Effective Time shall be equal to the number of shares of OBC Florida Common Stock at that time; and

(b) as of the Effective Time, the Surviving Corporation hereby assumes all obligations under any and all employee benefit plans of OBC Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and shall continue the stock option plans, warrants or other rights to purchase, or securities convertible into OBC Florida Common Stock. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into OBC Florida Common Stock shall become an option, warrant or right to purchase, or a security convertible into the Surviving Corporation Common Stock on the basis of one share of the Surviving Corporation Common Stock for each share of OBC Florida Common Stock issuable pursuant to any such option, warrant or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such OBC Florida option, warrant, stock purchase right or other convertible security at the Effective Time.

A number of shares of the Surviving Corporation Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of OBC Florida Common Stock so reserved immediately prior to the Effective Time.

(c) the shares of Surviving Corporation Common Stock presently issued and outstanding in the name of OBC Florida shall be canceled and retired and resume the status of authorized and unissued shares of Surviving Corporation Common Stock, and no shares of Surviving Corporation Common Stock or other securities of OBC Florida shall be issued in respect thereof.

6. Stock Certificates. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of OBC Florida Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Surviving Corporation Common Stock into which the shares of OBC Florida Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock evidenced by such outstanding certificate as above provided.

7. Shareholder Approval. This Agreement has been approved by OBC Florida under Section 607.1103 of the Florida Business Corporation Act by the shareholders representing in excess of 50% of the issued and outstanding voting securities of OBC Florida. This Agreement has been approved by Newco Delaware under Section 253 of the General Corporation Law of the State of Delaware. The signature of OBC Florida on this Agreement shall constitute its written consent as sole shareholder of Newco Delaware, to this Agreement and the Merger.

8. Amendment. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or

after approval of the shareholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

9. Termination. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of OBC Florida or Newco Delaware, notwithstanding approval of this Agreement by the shareholders of Newco Delaware or by the shareholders of OBC Florida, or both, if, in the opinion of either of the Boards of Directors of OBC Florida or Newco Delaware, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.

10. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

11. Florida Appointment. Newco Delaware hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of OBC Florida or Newco Delaware arising from the Merger. Newco Delaware appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Florida to Newco Delaware at 13000 South Spring Street, Los Angeles, California 90061.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, OBC Florida and Newco Delaware have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

ORIGINAL BEVERAGE CORPORATION
a Florida corporation

By: ______________________
Christopher J. Reed, President

REED'S, INC.
a Delaware corporation

By: ______________________
Christopher J. Reed, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:00 AM 09/14/2004
FILED 11:00 AM 09/14/2004
SRV 040664079 - 3433903 FILE

CERTIFICATE OF RENEWAL AND REVIVAL
OF
REED'S, INC.

Reed's, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), pursuant Section 312 of the General Corporation Law of the State of Delaware (the "GCL"), HEREBY CERTIFIES AS FOLLOWS:

1. The name of the Corporation is Reed's, Inc. The certificate of incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on September 7, 2001.

2. The Corporation's registered office in the State of Delaware is located at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, DE 19801. The Corporation's registered agent at such address is The Delaware Corporation Agency, Inc.

3. This renewal and revival of the charter of the Corporation is to be perpetual and is to commence on February 29, 2004.

4. The Corporation was duly organized and carried on the business authorized by its charter until March 1, 2004, at which time its charter became inoperative and void for non-payment of taxes.

5. This certificate for renewal and revival is filed by authority of the persons who were the directors of the Corporation at the time its charter became void and inoperative or persons who were elected directors in accordance with Section 312(h) of the GCL.

IN TESTIMONY WHEREOF, the undersigned has executed this certificate this 9th day of September, 2004.

REED'S, INC.

By: ______________________
Name: Christopher Reed
Title: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:57 PM 09/27/2004
FILED 01:46 PM 09/27/2004
SRV 040696649 - 3433903 FILE

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF REED'S, INC.

Reed's, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Reed's, Inc. (the "Corporation").

SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State is September 7, 2001.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions by unanimous written consent effective as of August 26, 2004 to amend Article IV of the Certificate of Incorporate of the Corporation to read in its entirety as follows:

ARTICLE IV

1. This Corporation is authorized to issue 12,000,000 shares of its Capital Stock, which shall be divided into two classes known as Common Stock and Preferred Stock, respectively.

2. The total number of shares of Common Stock which this Corporation is authorized to issue is 11,500,000, with a par value of $.0001 per share. The total number of shares of Preferred Stock which this Corporation is authorized to issue is 500,000, with a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this Corporation is hereby authorized, within the limitations and restrictions prescribed by law or stated in this Certificate of Incorporation, and by filing a certificate pursuant to applicable law of the State of Delaware, to provide for the issuance of Preferred Stock in series and (i) to establish from time to time the number of shares to be included in each such series; (ii) to fix the voting powers, designations, powers, preferences and relative, participating, optional or

other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rate, voting rights, rights and terms of redemptions (including sinking fund provisions), the redemption price of prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock; and (iii) to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FOURTH: Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment of Certificate of Incorporation was submitted to the stockholders of the Corporation in accordance with Section 228 and 242 of the General Corporate Law of the State of Delaware. The total number of outstanding shares entitled to vote or consent to this Amendment was 4,720,591 shares of Common Stock. A majority of the outstanding shares of Common stock voted in favor of this Certificate of Amendment of Certificate of Incorporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its President and Chief Executive Officer this 24th day of September 2004.

REED'S, INC.

By ______________________
Christopher J. Reed
President and Chief Executive Officer

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK OF REED'S, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware:

WHEREAS, Reed's, Inc., a corporation organized and existing under the laws of the State of Delaware (this "**Corporation**"), does hereby certify that, pursuant to the authority conferred on the Board of Directors of this Corporation by the Certificate of Incorporation, as amended, of this Corporation, in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of this Corporation adopted the following resolution establishing a new series of preferred stock of this Corporation.

RESOLVED, that pursuant to the authority conferred on the Board of Directors of this Corporation by Article 4 of the Certificate of Incorporation, as amended, the Board of Directors of this Corporation hereby establishes a series of the authorized preferred stock of this Corporation, $10.00 par value per share, which series will be designated as "**Series A Convertible Preferred Stock,**" and which will have the following rights, preferences, privileges and restrictions (capitalized terms not defined herein shall have the meaning given to such terms in the Certificate of Incorporation, as amended, of this Corporation):

1. **Designation and Rank**. An amount of shares of the Preferred Stock shall be designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), par value $10.00 per share and the number of shares constituting such series shall be 50,000. The Series A Preferred Stock will rank the common stock (Junior Securities) of the Corporation with respect to dividend rights and rights upon liquidation, winding up and dissolution.

2. **No Issuance of Additional Shares**. The number of authorized shares of Series A Preferred Stock may be reduced or eliminated by the Board of Directors of this corporation or a duly authorized committee thereof in compliance with the General Corporation Law of the State of Delaware stating that such reduction has been authorized, and the number of authorized shares of Series A Preferred Stock shall not be increased without the consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

3. **Dividends and Distributions.**

(a) Subject to the terms set forth herein and the rights of the Senior Preferred Stock, the holders of shares of Series A Preferred Stock shall be entitled to receive out of assets legally available for that purpose, an annual non-cumulative dividend equal to 5.0% from the date of issuance of the shares of Series A Preferred Stock.

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:48 PM 10/12/2004
FILED 03:04 PM 10/12/2004
SRV 040735881 - 3433903 FILE

(b) All dividends or distributions declared upon the Series A Preferred Stock shall be declared pro rata per share.

(c) Any such dividend shall be paid in cash or shares of Common Stock, in the sole and absolute discretion of the Board of Directors. If such dividend is paid in shares of Common Stock, the Board of Directors shall determine the Fair Market Value of the Corporation's Common Stock as of the record date for such dividend (the "Record Date"), as follows:

(1) If traded on a securities exchange or through the NASDAQ National Market, the Fair Market Value of the Corporation's Common Stock shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the Record Date;

(2) If actively traded over-the-counter, the Fair Market Value of the Corporation's Common Stock shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the Record Date; and

(3) If there is no active public market, the Fair Market Value of the Corporation's Common Stock shall be the value determined in good faith by the Board of Directors on the Record Date, which determination shall, absent fraud, be binding upon all holders of shares of Series A Preferred Stock.

(d) The holders of the Series A Preferred Stock shall be entitled to payments of accrued and unpaid dividends upon liquidation of the Corporation as set forth in Section 4 below or the redemption of the Series A Preferred Stock as set forth in Section 5 below, and in each such case shall be entitled to all accrued and unpaid dividends whether or not declared by the Corporation, or as otherwise required under this Section 3.

(e) The corporation shall not declare or pay any dividend on shares of Junior Securities until the holders of the Series A Preferred Stock have received the full non-cumulative dividend accrued thereon pursuant to clause (a).

(f) In computing accrued and unpaid dividends on the Series A Preferred Stock, such dividends shall be computed on a daily basis through the date as of which such dividends are required to be paid by the terms hereof.

(g) The holders of shares of Series A Preferred Stock will be entitled to participate with the holders of Common Stock with respect to any dividend declared on the Common Stock in proportion to the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock held by them.

4. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, subject to the rights of the Senior Preferred Stock and the rights of series of Preferred Stock that may from time to time come into existence in accordance with and subject to the terms hereof, including, without limitation, Section 9(b) hereof, the holders of Series A Preferred Stock shall be entitled to receive after any distribution with respect to Senior Preferred Stock and, prior and in preference to any distribution of any of the assets of this corporation to the holders of any Junior Securities by reason of their ownership thereof, an amount per share (the "Liquidation Preference") equal to the sum of (i) $10.00 for each outstanding share of Series A Preferred Stock (the "Original Series A Issue Price") and (ii) accrued but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like).

(b) Upon completion of the distribution required by subsection (a) of this Section 4, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of all Senior Preferred Stock, Series A Preferred Stock and Junior Securities pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock).

(c) (i) For purposes of this Section 4, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of at least a majority of the Series A Preferred Stock then outstanding shall determine otherwise) a transaction whereby a person or group of persons acting in concert (other than current stockholders) shall:

(A) become (whether by merger, consolidation, or transfer, redemption or issuance of capital stock or otherwise) the beneficial owners (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended) of securities constituting more than fifty percent (50%) of the combined voting power of or the economic equity interests in the then outstanding securities of the Corporation (or any surviving or resulting person); or

(B) acquire assets constituting all or substantially all of the assets of the Corporation and its subsidiaries on a consolidated basis (with (A) and/or (B) constituting a "Change in Control").

(ii) In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A) Securities not subject to an investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange or through the NASDAQ National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing;

(2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(3) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by this Corporation and the holders of at least a majority of the outstanding shares of Series A Preferred Stock.

(B) The method of valuation of securities subject to an investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by this Corporation and the holders of at least a majority of the outstanding shares of such Series A Preferred Stock.

(iii) In the event the requirements of this Section 4 are not complied with, this Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 4 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 4(c)(iv) hereof.

(iv) This Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe

the material terms and conditions of the impending transaction and the provisions of this Section 4, and this Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this Corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the outstanding shares of such Series A Preferred Stock.

5. **Redemption.**

(a) At any time, or from time to time, after June 30, 2007 the Corporation shall have the option, exercisable upon the expiration of the fifteen (15) day period after written notice delivered to the holders of Series A Preferred Stock by US Mail (the "Redemption Date") to the holders of the Series A Preferred Stock, to redeem all or any portion of the Series A Preferred Stock specified in such notice by paying in cash a sum per share equal to the Original Series A Issue Price per share of Series A Preferred Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like) plus all accrued but unpaid dividends on such share (the "Redemption Price"). Any redemption of Series A Preferred Stock effected pursuant to this subsection 5(a) shall be made on a pro rata basis among the holders of the Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock proposed to be redeemed from such holders.

(b) At least fifteen (15) but no more than thirty (30) days prior to the Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the Redemption Date, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this Corporation, in the manner and at the place designated, their certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection (5)(c), on or after each Redemption Date, each holder of Series A Preferred Stock to be redeemed on such Redemption Date shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(c) From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred

Stock designated for redemption on such Redemption Date in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this Corporation legally available for redemption of shares of Series A Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of a share of Series A Preferred Stock receives the same percentage of the applicable Series A Redemption Price. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this Corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares that this Corporation has become obliged to redeem on any Redemption Date but that it has not redeemed.

6. Conversion. The holders of the Series A Preferred Stock shall have conversion rights (the "Conversion Rights") as follows:

(a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such shares and on or prior to the date such shares are redeemed, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by multiplying (x) 1 by (y) the conversion rate for the Series A Preferred Stock that is in effect at the time of conversion (the "Conversion Rate"). The Conversion Rate for the Series A Preferred Stock shall be four (4).

(b) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates, duly endorsed, at the office of this Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) Stock Splits.

(i) In the event this corporation should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding.

(ii) If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease of the aggregate of shares of Common Stock outstanding.

(d) Recapitalizations. If at any time or from time to time there shall be a recapitalization or reclassification of the Common Stock (or a merger, transfer, consolidation, or exchange in respect of the Corporation's securities which does not constitute a Change in Control, other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 6 or Section 4) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of this Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(e) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or this Certificate of Designations (except in accordance with applicable law), or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(f) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 6, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series A Preferred Stock.

(g) Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(h) Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holders of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

(i) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in

the United States mail, postage prepaid, and addressed to each holder of record at their address appearing on the books of this Corporation.

(j) Unconverted Shares. If less than all of the outstanding shares of Series A Preferred Stock are converted pursuant to this Section 6, and such shares are evidenced by a certificate representing shares in excess of the shares being converted and surrendered to this Corporation in accordance with the procedures as the Board of Directors of this Corporation may determine, this Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Series A Preferred Stock not converted.

7. **Voting**. Except as provided in this Certificate of Designations or as required by law, the holders of shares of Series A Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

8. **Reacquired Shares**. Any shares of Series A Preferred Stock, which have been converted or redeemed, will be retired and cancelled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

9. **Protective Provisions**. So long as any shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

(a) amend the Certificate of Incorporation (as amended) of this corporation or the bylaws of this corporation in any manner (including, without limitation, by means of a merger or consolidation) which adversely affects the rights of the Series A Preferred Stock; or

(b) authorize or issue, or obligate itself to issue, any other equity security having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends, liquidation, redemption or voting, including any other security convertible into or exercisable for any equity security other than Senior Preferred Stock shares.

RESOLVED, FURTHER, that the officers of this Corporation be, and each of them hereby is, authorized and empowered on behalf of this Corporation to execute, verify and file a certificate of designations of preferences in accordance with Delaware law.

IN WITNESS WHEREOF, Reed's, Inc. has caused this certificate to be duly executed by its duly authorized officers this 30th day of June, 2004.

REED's, INC.

By: ______________________
Christopher J. Reed
Chairman and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:28 PM 11/10/2004
FILED 09:57 PM 11/10/2004
SRV 040813931 - 3433903 FILE

CERTIFICATE OF CORRECTION
TO
CERTIFICATE OF DESIGNATIONS
OF
REED'S, INC.

Reed's, Inc., a Delaware corporation (the "Corporation"), acting pursuant to Section 103(f) of the Delaware General Corporation Law in order to correct a defect in that certain Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the "Certificate"), filed on October 12, 2004, hereby certifies as follows:

1. The Corporation filed the Certificate, designating 50,000 shares of $10.00 par value Series A Convertible Preferred Stock.

2. The Certificate is defective because the number "50,000" should have read "75,000" instead, which corrected number represents the total number of shares of Series A Convertible Preferred Stock authorized by the Board of Directors.

3. The defect in the Certificate is hereby corrected by deleting the number "50,000" from the 3rd line (which line begins with the word "value") of numbered paragraph 1 and replacing it with the number "75,000".

4. The Certificate is further defective because certain words were inadvertently omitted from the Certificate when it was prepared.

5. The defect in the Certificate is hereby corrected by deleting the final sentence of numbered paragraph 1 in its entirety and replacing it with the following two sentences:

   "The Series A Preferred Stock will rank junior, with respect to dividend rights and rights on liquidation, winding up and dissolution, to other classes or series of preferred stock which may be established by the Board of Directors of the Corporation from time to time and specifically designated as senior to the Series A Preferred Stock (the "Senior Preferred Stock"). The Series A Preferred Stock will rank senior to all other classes of preferred stock of the Corporation not so designated in accordance with the previous sentence and the common stock of the

Corporation (collectively, "Junior Securities"), with respect to dividend rights and rights upon liquidation, winding up and dissolution."

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Correction as of the 10 day of November, 2004.

REED'S, INC.

By:
Name: Christopher J. Reed
Title: CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:35 PM 12/18/2007
FILED 06:29 PM 12/18/2007
SRV 071338589 - 3433903 FILE

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF

REED'S, INC.

Reed's Inc., a Delaware corporation (the "Corporation"), hereby certifies that the following Certificate of Amendment to the Certificate of Incorporation (the "Amendment") of the Corporation has been duly adopted by its Board of Directors and stockholders, in accordance with the Delaware General Corporation Law (the "DGCL"), as set forth below:

1. The Amendment was duly adopted by the Board of Directors of the Corporation at a meeting of the Board of Directors on October 8, 2007, setting forth the then proposed Amendment, declaring the advisability thereof, and calling for a meeting of the stockholders of the Corporation for consideration thereof, as set forth below.

2. Thereafter, at the annual meeting of stockholders of the Corporation duly called and held on November 19, 2007, the stockholders of record of the issued and outstanding capital stock of the Corporation at such meeting adopted the proposed Amendment by the vote of in excess of 50% of the issued and outstanding shares of each class of the Corporation's capital stock entitled to vote thereon. The number of shares voted for the Amendment was sufficient for approval.

3. The Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4. The resolution by which the Corporation's directors and stockholders adopted the Amendment, as set forth above, provides that ARTICLE IV of the Corporation's Certificate of Incorporation, as amended to date, be amended to provide in its entirety as follows:

ARTICLE IV

1. This Corporation is authorized to issue 20,000,000 shares of its Capital Stock, which shall be divided into two classes known as Common Stock and Preferred Stock, respectively.

2. The total number of shares of Common Stock which this Corporation is authorized to issue is 19,500,000, with a par value of $.0001 per share. The total number of shares of Preferred Stock which this Corporation is authorized to issue is 500,000, with a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this Corporation is hereby authorized, within the limitations and restrictions prescribed by law or stated in this Certificate of Incorporation, and by filing a certificate pursuant to applicable law of the State of Delaware, to provide for the

issuance of Preferred Stock in series and (i) to establish from time to time the number of shares to be included in each such series; (ii) to fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rate, voting rights, rights and terms of redemptions (including sinking fund provisions), the redemption price of prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock; and (iii) to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its President and Chief Executive Officer as of December 3, 2007.

REED'S, INC.

By: ______________________
Name: Christopher J. Reed
Title: President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:56 AM 04/29/2009
FILED 10:54 AM 04/29/2009
SRV 090408101 - 3433903 FILE

REED'S, INC.

CERTIFICATE OF DESIGNATION
OF
SERIES B CONVERTIBLE PREFERRED STOCK

(Pursuant to Section 151 of the Delaware General Corporation Law)

Reed's, Inc., a Delaware corporation (the "***Corporation***"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation (the "***Board of Directors***") by Article Fourth of the Corporation's Certificate of Incorporation (the "***Certificate of Incorporation***") and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, the following resolution was duly adopted by the Board of Directors on April 23, 2009:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock to be designated as Series B Convertible Preferred Stock, and hereby designates the number of shares, and fixes the relative rights, powers and preferences thereof, and the limitations or restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series), as follows:

SERIES B CONVERTIBLE PREFERRED STOCK

A total of one hundred and fifty thousand (150,000) shares of the authorized and unissued Preferred Stock of the Corporation, $10.00 stated value per share, are hereby designated "Series B Convertible Preferred Stock" (the "***Series B Convertible Preferred Stock***") with such series having the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

1. Rank. The Series B Convertible Preferred Stock shall rank (a) senior, in all matters, to (i) any class of common stock of the Corporation, including, without limitation, the Corporation's common stock, $0.0001 par value per share (the "***Common Stock***"), and any other class or series of capital stock into which the Common Stock is reclassified or reconstituted, (ii) any other class or series of capital stock of the Corporation either specifically ranking by its terms junior to the Series B Convertible Preferred Stock or not specifically ranking by its terms senior to or on parity with the Series B Convertible Preferred Stock, and (iii) any class or series of capital stock of the Corporation into which the capital stock referred to in the preceding subclauses (i) and (ii) is reclassified or reconstituted (the capital stock referred to in this clause (a) is hereinafter referred to as the "***Junior Stock***"); (b) on parity with any class or series of capital stock of the Corporation specifically ranking by its terms on parity, in all matters expressly provided, with the Series B Convertible Preferred Stock ("***Parity Stock***"); and (c) junior, in all matters expressly provided, to the Corporation's class of Preferred Stock designated as Series A Convertible Preferred stock and any class or series of capital stock of the Corporation specifically ranking by its terms senior to the Series B Convertible Preferred Stock ("***Senior Stock***").

2. Dividends.

(a) Subject to the prior payment in full of any dividends to which any Senior Stock is entitled pursuant to the Certificate of Incorporation, as then amended to date, the holders of the Series B Convertible Preferred Stock (each, a "***Series B Holder***") shall be entitled to receive, out of funds legally available therefor, dividends (the "***Series B Dividends***"), which shall be cumulative and non-compounding and accrue on a daily basis from the date on which a particular share of Series B Convertible Preferred Stock is issued, at an annual rate equal to eight percent (8%) of the Original Purchase Price (the "***Series B Dividend Rate,***" subject to increase as provided below), payable as provided in Section 2(b) hereof. As used herein, "***Original Purchase Price***" means ten dollars ($10.00).

(b) Series B Dividends payable pursuant to Section 2(a) hereof shall be payable only when, as and if declared by the Board of Directors, quarterly in arrears on March 31, June 30, September 30, and December 31 of each year (unless such day is not a business day, in which event such Series B Dividends shall be payable on the next succeeding business day) (each such payment date being a "***Series B Dividend Payment Date***"). The amount of Series B Dividends payable on the Series B Convertible Preferred Stock for any period shorter than a full calendar quarter shall be computed on the basis of a 360-day year of twelve 30-day months. As used herein, "***Original Purchase Date***" means April 23, 2009.

(d) So long as any shares of Series B Convertible Preferred Stock are outstanding, the Corporation shall not pay or declare any dividend, whether in cash or property, or make any other distribution on any Junior Stock, or purchase, redeem or otherwise acquire for value any shares of Junior Stock until all Series B Dividends as set forth in Section 2(a) shall have been paid or declared and set apart.

(e) Any Series B Dividend shall be paid in cash or shares of Common Stock, in the sole and absolute discretion of the Board of Directors. If such dividend is paid in shares of Common Stock, the Common Stock will be valued at Fair Market Value (defined herein).

3. Liquidation.

(a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or a Triggering Event (as defined herein) (each referred to herein as a "***Liquidation Event***"), after payment or provision for payment of debts and other liabilities of the Corporation and all amounts due and owing to the holders of outstanding shares of Senior Stock, if any, each holder of Series B Convertible Preferred Stock, before any distribution or payment is made upon any Junior Stock, shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders (the "***Available Assets***"), an amount equal to each holder's Liquidation Preference. The "***Liquidation Preference***" payable with respect to each share of Series B Convertible Preferred Stock shall be equal to the greater of (i) the sum of (A) the Original Purchase Price of such share of Series B Convertible Preferred Stock, plus (B) an amount equal to any unpaid and accrued dividends thereon up to and including the date of the Liquidation and (ii) if such share of Series B Convertible Preferred Stock were then convertible into Common Stock, such amount which the holder of Series B Convertible Preferred Stock would be entitled to receive in connection with the Liquidation Event if such holder had converted his, her or its Series B Convertible Preferred Stock immediately prior to the occurrence of the Liquidation Event. Shares of Series B Convertible Preferred Stock shall (i) not be entitled to any distributions in the event of a Liquidation Event other than a distribution in an amount

equal to the Liquidation Preference, and (ii) be deemed cancelled upon full distribution of such Liquidation Preference.

(b) If the Available Assets shall be insufficient to permit full payment of the Liquidation Preference upon a Liquidation Event to all holders of Series B Convertible Preferred Stock, as well as all payments then due or due by reason of such Liquidation Event on any Parity Stock, then the holders of Series B Convertible Preferred Stock and holders of such Parity Stock shall share ratably in any such distribution of the Corporation's assets in proportion to the full respective distributable amounts to which they are entitled.

(c) Written notice of a Liquidation Event, stating a payment date, the amount of the Liquidation Preference and the place where said sums shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the payment date stated therein, to all holders of Series B Convertible Preferred Stock of record, such notice to be addressed to each such stockholder at such holder's post office address as shown by the records of the Corporation.

(d) Whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such property shall be the Fair Market Value.

(e) As used herein, the following terms shall have the following meanings:

(i) "***Triggering Event***" means (a) a sale of all or substantially all of the assets of the Corporation to any Person, (b) any transaction or series of transactions by which any Person or group (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner (as so defined), directly or indirectly, of shares representing more than fifty percent (50%) of the aggregate voting power of the Corporation, or (c) a merger, consolidation, reorganization, recapitalization or other transaction or series of related transactions (a "***Recapitalization***") in which the stockholders of the Corporation owning a majority of the voting stock of the Corporation with the right to elect a majority of the Board of Directors in the aggregate immediately prior to such Recapitalization do not own a majority of such voting stock or voting power of the surviving, successor or continuing entity following such Recapitalization.

(ii) "***Person***" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(iii) "***Affiliate***" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Corporation, shall include any Person beneficially owning or holding, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests of the Corporation or any subsidiary or any corporation of which the Corporation and its subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests. As used in this definition, "***Control***" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(iv) "***Fair Market Value***" shall mean the following: (i) with respect to equity securities, (A) in the event such equity securities are publicly traded, the average of the closing prices for such equity securities during the four (4) calendar weeks immediately preceding the

date of consummation of the event requiring a determination of Fair Market Value (the "***Determination Date***") on the principal national securities exchange on which such equity securities are listed or admitted to trading or, if such equity securities are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of such equity securities or, if no sale is publicly reported, the average of the closing bid and asked quotations for such equity securities, as reported by the electronic over-the-counter quotation system of the Financial Industry Regulatory Authority ("***FINRA***"), the OTC Bulletin Board (the "***OTCBB***"), or any comparable system or, if such equity securities are not quoted on OTCBB or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of FINRA which make a market in such equity securities selected from time to time by the Corporation for that purpose, or (B) in the event such equity securities are not publicly traded, the fair market value of such equity securities shall be determined by the affirmative vote of a majority of the members of the Board of Directors or, if the requisite approval of the Board of Directors cannot be obtained, by a nationally recognized independent appraiser or investment bank selected, in good faith, by a majority of the members of the Board of Directors; *provided, however*, in no event shall there be a reduction in the fair market value of such equity securities based upon a "minority" or similar discount or based upon the fact that there does not exist any public trading market for such equity securities; (ii) with respect to debt securities, the present value of such debt securities utilizing an interest rate equal to the prime rate on the Determination Date, as published in The Wall Street Journal, Eastern Edition, on such Determination Date; or (iii) with respect to any other property, the fair market value of such property, as determined (A) by the affirmative vote of a majority of the members of the Board of Directors or (B) if the requisite approval of the Board of Directors referred to in the preceding clause (A) cannot be obtained, by a nationally recognized independent appraiser selected, in good faith, by a majority of the members of the Board of Directors.

4. Voting Rights.

(a) The holders of the issued and outstanding Series B Convertible Preferred Stock shall have no voting rights except as required by law or as provided in Section 4(b).

(b) At any time when shares of Series B Convertible Preferred Stock are outstanding, in addition to any other vote required by law or the Certificate of Incorporation, without the written consent or affirmative vote of holders representing at least a majority of the shares of Series B Convertible Preferred Stock then outstanding, the Corporation shall not issue or authorize the issuance of any Senior Stock or Parity Stock.

(c) Any action which by law requires the affirmative vote or consent of the holders of Series B Convertible Preferred Stock shall require the consent of holders representing at least a majority of the shares of Series B Convertible Preferred Stock then outstanding.

5. Conversion.

(a) Optional Conversion. The holders of Series B convertible Preferred Stock shall have the following conversion rights (each shall be referred to herein as an "***Optional Conversion***"):

(i) At any time after the Original Purchase Date the shares of Series B Convertible Preferred Stock shall be convertible at any time and from time to time, in whole or in part (but not in fractions of a share), at the option of the holder thereof, until any Redemption

Date, into such number of fully paid and nonassessable shares of Common Stock as is determined by multiplying the number of shares to be converted with the Conversion Rate.

(ii) The "***Conversion Rate***" shall be the Original Purchase Price divided by the Conversion Price at the time in effect for a share of such Series B Convertible Preferred Stock. The "***Conversion Price***" per share of Series B Convertible Preferred Stock initially shall be equal to two dollars ($2.00), subject to adjustment from time to time as provided below.

(iii) As used herein, "***Acquisition Event***" means (A) the execution of a definitive agreement with a Person that is (1) the beneficial owner of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock, or (2) an Affiliate of (1), providing for a transaction which would constitute a Triggering Event or (B) the public commencement by a Person that is not (1) the beneficial owner of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock, or (3) an Affiliate of (1), of an exchange or tender offer to acquire all of the Common Stock.

(b) Mandatory Conversion. At any time after the Original Purchase Date, if the closing price of the Common Stock as reported by the principal exchange or quotation system on which such Common Stock is traded or reported equals or exceeds three dollars ($3.00) per share of Common Stock of the then current Conversion Price for ten (10) consecutive trading days, then the Corporation shall have the right to cause all (but not less than all) outstanding shares of Series B Convertible Preferred Stock to be automatically converted into shares of Common Stock (such conversion being referred to herein as a "***Mandatory Conversion***" and the date on which such Mandatory Conversion becomes effective as the "***Mandatory Conversion Date***").

(c) Conversion of the Series B Convertible Preferred Stock may be effected by any holder thereof upon the surrender to the transfer agent for the Series B Convertible Preferred Stock, or at such other office or offices, if any, as the Board of Directors may designate, of the certificate for such shares of the Series B Convertible Preferred Stock to be converted accompanied (if the name(s) in which such certificate are to be registered differ from the name(s) in which the certificate formerly representing shares of Series B Convertible Preferred Stock had been registered prior to conversion) by a written notice stating the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and, if an Optional Conversion, stating that such holder elects to convert all or a specified whole number of such shares. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by a payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of the Series B Convertible Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of the Series B Convertible Preferred Stock evidenced by the surrendered certificate or certificates being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

(d) In the event of any Optional Conversion, such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates for the shares of Series B Convertible Preferred Stock to be converted and the giving of the notice relating thereto, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. In the event of a Mandatory Conversion, such conversion shall be deemed to have been made on the Mandatory Conversion Date, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Mandatory Conversion Date. On the date on which a conversion is deemed pursuant to this Section 5(d) to have been made, the rights of the holder of the shares of the Series B Convertible Preferred Stock deemed to have been converted as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith and the corresponding rights of a holder of Common Stock thereupon created.

(e) In connection with the conversion of any shares of the Series B Convertible Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the then effective Conversion Price. If more than one share of the Series B Convertible Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of the Series B Convertible Preferred Stock so surrendered.

(f) The Corporation shall at all times reserve, and keep available for issuance upon the conversion of the Series B Convertible Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of the Series B Convertible Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of the Series B Convertible Preferred Stock.

(g) The Conversion Price shall be subject to adjustment from time to time as follows:

(i) *Adjustments for Subdivisions or Combinations of Common Stock*. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividend or otherwise, into a greater number of shares of Common Stock, the Conversion Price of the Series B Convertible Preferred Stock then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, the Conversion Price of the Series B Convertible Preferred Stock then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii) *Adjustments for Non-Cash Dividends and Other Distributions*. In the event the Corporation makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution (excluding repurchases of securities by the corporation not made on a pro rata basis) payable in property or in securities of the Corporation other than shares of Common Stock, then and in each such event the holders of Series B Convertible Preferred Stock shall receive, at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series B Convertible Preferred Stock been converted into Common Stock on the date of such event.

(iii) *Adjustments for Reorganizations, Reclassifications or Similar Events*. If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series B Convertible Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Convertible Preferred Stock shall have been entitled upon such reorganization, reclassification or other event.

(iv) *Shares Owned by Corporation*. For purposes of this Section 5(g), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

(v) *Certificate of Independent Accountant*. The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this Section 5(g).

(vi) *No Adjustments for Abandoning Dividend Distributions*. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price or the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this Section 5(g) shall be required by reason of the taking of such record.

(vii) *No Adjustments for Mergers, Reorganizations, Acquisitions or Similar Events*. There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation to the security holders of any other corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in this Section 5(g).

(h) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 5(g)(iii)), or in the case of a share exchange of Common Stock for securities of another corporation, or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "***Transaction***"), each share of the Series B Convertible Preferred Stock then owned by such holder shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of the Series B Convertible Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction).

(i) Upon any adjustment of the Conversion Price then in effect, the Corporation, at its expense, shall, upon the written request of any holder of Series B Convertible Preferred Stock, promptly compute such adjustment in accordance with the terms hereof and furnish to each

holder of Series B Convertible Preferred Stock a certificate setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

(j) Upon any conversion of Series B Convertible Preferred Stock pursuant to this Section 5, the holder of such shares being converted shall receive any unpaid and accrued dividends on such shares being converted.

6. Redemption.

(a) At any time after the second anniversary of the Original Purchase Date, all, but not less than all, the shares of Series B Convertible Preferred Stock outstanding may be redeemed by the Corporation (a "***Mandatory Redemption***") at its sole discretion, at a price equal to the greater of (i) one hundred ten percent (110%) of the Original Purchase Price, plus an amount equal to any unpaid and accrued dividends and (ii) the Fair Market Value of such number of shares of Common Stock which the holder of the redeemed Series B Convertible Preferred Stock would be entitled to receive had the redeemed Series B Convertible Preferred Stock been converted immediately prior to the redemption. The right of the Corporation to redeem the Series B Convertible Preferred Stock provided under this Section 6(a), shall cease upon the occurrence of an Acquisition Event.

(b) Redemption Notice. Upon the determination by the Corporation to effectuate a Mandatory Redemption or a Partial Redemption, written notice of such redemption (the "***Redemption Notice***") shall be mailed, postage prepaid, to each holder of record of Series B Convertible Preferred Stock, at its post office address last shown on the records of the Corporation, not less than five (5) business days prior to the date such redemption is to occur (the "***Redemption Date***"). Each Redemption Notice shall state:

(i) the number of shares of Series B Convertible Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date;

(ii) the Redemption Date and the price the Corporation shall pay to the holders of Series B Convertible Preferred Stock upon such redemption as determined pursuant to Section 6(a), as applicable (the "***Redemption Price***"); and

(iii) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series B Convertible Preferred Stock to be redeemed.

(c) Redemption Mechanics. On any Redemption Date, the Corporation shall redeem such number of shares of Series B Convertible Preferred Stock set forth in the Redemption Notice. If on any Redemption Date the Corporation does not have sufficient funds legally available to redeem such number of shares of Series B Convertible Preferred Stock set forth in the Redemption Notice, the Corporation shall redeem a pro rata portion of each Series B Convertible Preferred Stock holder's redeemable shares out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of such shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. The Corporation may delay or cancel any redemption by providing notice of such delay or cancellation to each holder of Series B Convertible Preferred Stock that received a Redemption Notice in connection with such redemption as promptly as practicable following the determination by the Corporation to delay or cancel such redemption.

(d) Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Series B Convertible Preferred Stock to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section 5, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event less than all of the shares of Series B Convertible Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series B Convertible Preferred Stock shall promptly be issued to such holder.

(e) Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series B Convertible Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Series B Convertible Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series B Convertible Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

7. Payment of Taxes. The Corporation shall pay all documentary, stamp, transfer and other taxes (other than taxes on income of the holders of shares of Series B Convertible Preferred Stock) and other governmental charges attributable to the issuance, delivery, conversion or redemption of shares of Series B Convertible Preferred Stock; *provided, however*, that the Corporation shall not be required to pay any taxes payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Convertible Preferred Stock in respect of which such shares are being issued.

8. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series B Convertible Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth herein. The shares of Series B Convertible Preferred Stock shall have no preemptive or subscription rights.

9. Severability. If any right, preference or limitation of the Series B Convertible Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth herein which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares. Shares of Series B Convertible Preferred Stock that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

11. Waivers. The holders of Series B Convertible Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law. Any of the rights of the holders of Series B Convertible Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock, subject to applicable law.

12. Registration of Series B Convertible Preferred Stock. The Corporation shall register shares of the Series B Convertible Preferred Stock, upon records to be maintained by the Corporation for that purpose (the "***Series B Convertible Preferred Stock Register***"), in the name of the record holders thereof from time to time. The Corporation may deem and treat the registered holder of shares of Series B Convertible Preferred Stock as the absolute owner thereof for the purpose of any distribution to such holder, and for all other purposes, absent actual notice to the contrary.

13. Registration of Transfers. The Corporation shall register the transfer of any shares of Series B Convertible Preferred Stock in the Series B Convertible Preferred Stock Register, upon surrender of certificates evidencing such Shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series B Convertible Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring holder.

14. Replacement Certificates. If any certificate evidencing Series B Convertible Preferred Stock is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of an affidavit of loss and indemnity agreement reasonably satisfactory to the Corporation evidencing such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

15. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock , solely for the purposes of effecting the conversion of the shares of Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Convertible Preferred Stock, in addition to such other remedies as shall be available to the holders of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

This Certificate shall become effective upon the filing thereof with the Secretary of State of the State of Delaware.

* * *

The Corporation has caused this Certificate to be duly executed and acknowledged by its undersigned duly authorized officer this 28th day of April, 2009.

REED'S, INC.

By: ______________________

Name: Christopher J. Reed

Title: President & Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:12 PM 11/16/2009
FILED 02:10 PM 11/16/2009
SRV 091020900 - 3433903 FILE

AMENDED CERTIFICATE OF DESIGNATION

(Pursuant to Section 151 of the Delaware General Corporation Law)

The undersigned, Christopher J. Reed and Judy Holloway Reed, certify that:

ONE. They are the duly elected Chief Executive Officer and Secretary, respectively, of the Reed's, Inc., a Delaware corporation (the "***Corporation***").

TWO. The Certificate of Incorporation of this Corporation provides for a class of its authorized shares known as Preferred Stock comprised of 500,000 shares issuable from time to time in one or more series, of which 47,121 shares designated as Series A Convertible Preferred Stock are currently outstanding and no shares designated as Series B Convertible Preferred Stock are currently outstanding.

THREE. Pursuant to and in accordance with the provisions of Section 151 of the Delaware General Corporation Law and the Certificate of Incorporation of this Corporation ("***Certificate of Incorporation***"), the Board of Directors has duly authorized and adopted a resolution increasing the number of shares of authorized and unissued Preferred Stock of the Corporation designated as Series B Convertible Preferred Stock to a total of four hundred thousand (400,000) shares, an increase of two hundred fifty thousand (250,000) shares from the one hundred and fifty thousand (150,000) shares previously designated in the Certificate of Designation filed April 29, 2009.

FOUR. The Board of Directors of the Corporation ("***Board of Directors***") has duly authorized and adopted the following recitals and resolutions on November 4, 2009:

WHEREAS, the Board of Directors of this corporation is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series and the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

WHEREAS, the Board of Directors has previously fixed and determined the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to a Series B Convertible Preferred Stock, pursuant to a Certificate of Designation as filed with the Delaware Secretary of State on April 29, 2009; and

WHEREAS, the Board of Directors wishes to amend and restate the Certificate of Designation filed April 29, 2009 in its entirety.

WHEREAS, the Board of Directors wishes to increase the number of shares of authorized and unissued Preferred Stock of the Corporation designated as Series B Convertible Preferred Stock to a total of four hundred thousand (400,000) shares, an increase from one hundred and fifty thousand (150,000), as was previously designated in the Certificate of Designation filed April 29, 2009.

RESOLVED, a total of four hundred thousand (400,000) shares of the authorized and unissued Preferred Stock of the Corporation shall be designated as Series B Convertible Preferred Stock.

RESOLVED FURTHER, that the Board of Directors hereby amends and restates the Certificate of Designation filed April 29, 2009 in its entirety and designates the number of shares, and fixes the relative rights, powers and preferences thereof, and the limitations or restrictions of the Series B Convertible Preferred Stock (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series), as follows:

SERIES B CONVERTIBLE PREFERRED STOCK

A total of four hundred thousand (400,000) shares of the authorized and unissued Preferred Stock of the Corporation, $10.00 stated value per share, are hereby designated "Series B Convertible Preferred Stock" (the "***Series B Preferred***") with such series having the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

1. Rank. The Series B Preferred shall rank (a) senior, in all matters, to (i) any class of common stock of the Corporation, including, without limitation, the Corporation's common stock, $0.0001 par value per share (the "***Common Stock***"), and any other class or series of capital stock into which the Common Stock is reclassified or reconstituted, (ii) any other class or series of capital stock of the Corporation either specifically ranking by its terms junior to the Series B Preferred or not specifically ranking by its terms senior to or on parity with the Series B Preferred, and (iii) any class or series of capital stock of the Corporation into which the capital stock referred to in the preceding subclauses (i) and (ii) is reclassified or reconstituted (the capital stock referred to in this clause (a) is hereinafter referred to as the "***Junior Stock***"); (b) on parity with any class or series of capital stock of the Corporation specifically ranking by its terms on parity, in all matters expressly provided, with the Series B Preferred ("***Parity Stock***"); and (c) junior, in all matters expressly provided, to the Corporation's class of Preferred Stock designated as Series A Convertible Preferred stock and any class or series of capital stock of the Corporation specifically ranking by its terms senior to the Series B Preferred ("***Senior Stock***").

2. Dividends.

(a) Subject to the prior payment in full of any dividends to which any Senior Stock is entitled pursuant to the Certificate of Incorporation, as then amended to date, for a period of three (3) years from the date of issuance of the Series B Preferred, the holders of the Series B Preferred (each, a "***Series B Holder***") shall be entitled to receive, out of funds legally available therefor, dividends (the "***Series B Dividends***"), which shall be cumulative and non-compounding and accrue on a daily basis from the date on which a particular share of Series B Preferred is issued, at an annual rate equal to five percent (5%) of the Original Purchase Price (the "***Series B Dividend Rate,***" subject to increase as provided below), payable as provided in Section 2(b) hereof. As used herein, "***Original Purchase Price***" means ten dollars ($10.00).

(b) Series B Dividends payable pursuant to Section 2(a) hereof shall be payable in quarterly dividends equal to 1.25% of such Liquidation Value (defined below) on each of September 30, December 31, March 31 and June 30 of each year (the "***Series B Dividend Payment Date***"), for a

period of 36 months from the date of issuance of the Series B Preferred Convertible Preferred Stock. Such dividends shall be payable, on each Series B Dividend Payment Date, in additional shares of Series B Preferred Convertible Preferred Stock ("***PIK Dividends***"), or, in the sole discretion of the Board of Directors, in cash or Common Stock and such dividends shall be cumulative and shall accrue whether or not declared, earned or payable from and after the date of issue of the Series B Preferred. The shares of Series B Preferred distributed as a PIK Dividend shall be deemed to be issued and outstanding from and after such Series B Dividend Payment Date, and the amount of shares issued as a PIK Dividend shall have an aggregate Liquidation Value, at the Series B Dividend Payment Date equal to the value of the dividend accrued and payable. The initial "***Liquidation Value***" of each share of Series B Preferred will be $10.00 per share, and thereafter, there will be added to the Liquidation Value of each share of Series B Preferred, as of any Series B Dividend Payment Date, the amount of any dividends payable on such share on that Series B Dividend Payment Date but not paid on that Series B Dividend Payment Date, whether or not such dividends are declared, earned or payable. The amount of Series B Dividends payable on the Series B Preferred for any period shorter than a full calendar quarter shall be computed on the basis of a 360-day year of twelve 30-day months.

(c) So long as any shares of Series B Preferred are outstanding, the Corporation shall not pay or declare any dividend, whether in cash or property, or make any other distribution on any Junior Stock, or purchase, redeem or otherwise acquire for value any shares of Junior Stock until all Series B Dividends as set forth in Section 2(a) shall have been paid or declared and set apart.

(d) Any Series B Dividend shall be paid in PIK Dividends, cash or shares of Common Stock, in the sole and absolute discretion of the Board of Directors.

(e) If the Corporation elects to pay any Series B Dividend due in Common Stock ("***Interest Shares***"), the issuance price of the Interest Shares will be equal to the 10-day Weighted Average Price (as defined below) of the Common Stock ending on the day prior to Series B Dividend Payment Date. "***Weighted Average Price***" means, for any security as of any date, the dollar volume-weighted average price for such security on the principal national securities exchange on which such equity securities are listed or admitted to trading ("***Principal Market***") during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be as determined by the affirmative vote of a majority of the members of the Board of Directors, or, if the requisite approval of the Board of Directors cannot be obtained, by a nationally recognized independent appraiser or investment bank selected, in good faith, by a majority of the members of the Board of Directors; *provided, however*, in no event shall there be a reduction in the fair market value of such equity securities based upon a "minority" or similar discount or based upon the fact that there does not exist any public trading market for such equity

securities. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

3. Liquidation.

(a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or a Triggering Event (as defined herein) (each referred to herein as a "***Liquidation Event***"), after payment or provision for payment of debts and other liabilities of the Corporation and all amounts due and owing to the holders of outstanding shares of Senior Stock, if any, each holder of Series B Preferred, before any distribution or payment is made upon any Junior Stock, shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders (the "***Available Assets***"), an amount equal to each holder's Liquidation Preference. The "***Liquidation Preference***" payable with respect to each share of Series B Preferred shall be equal to the greater of (i) the Liquidation Value and (ii) if such share of Series B Preferred were then convertible into Common Stock, such amount which the holder of Series B Preferred would be entitled to receive in connection with the Liquidation Event if such holder had converted his, her or its Series B Preferred immediately prior to the occurrence of the Liquidation Event. Shares of Series B Preferred shall (i) not be entitled to any distributions in the event of a Liquidation Event other than a distribution in an amount equal to the Liquidation Preference, and (ii) be deemed cancelled upon full distribution of such Liquidation Preference.

(b) If the Available Assets shall be insufficient to permit full payment of the Liquidation Preference upon a Liquidation Event to all holders of Series B Preferred, as well as all payments then due or due by reason of such Liquidation Event on any Parity Stock, then the holders of Series B Preferred and holders of such Parity Stock shall share ratably in any such distribution of the Corporation's assets in proportion to the full respective distributable amounts to which they are entitled.

(c) Written notice of a Liquidation Event, stating a payment date, the amount of the Liquidation Preference and the place where said sums shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the payment date stated therein, to all holders of Series B Preferred of record, such notice to be addressed to each such stockholder at such holder's post office address as shown by the records of the Corporation.

(d) Unless otherwise provided herein, whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such property shall be the Fair Market Value.

(e) As used herein, the following terms shall have the following meanings:

(i) "***Triggering Event***" means (a) a sale of all or substantially all of the assets of the Corporation to any Person, (b) any transaction or series of transactions by which any Person or group (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner (as so defined), directly or indirectly, of shares representing more than fifty percent (50%) of the aggregate voting power of the Corporation. or (c) a merger, consolidation, reorganization, recapitalization or other transaction or series of related transactions (a "***Recapitalization***") in which the stockholders of the Corporation owning a majority of the voting stock of the Corporation with the right to elect a majority of the Board of Directors in the aggregate immediately prior to such Recapitalization do not own a majority of such voting stock or voting power of the surviving, successor or continuing entity following such Recapitalization.

(ii) "***Person***" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(iii) "***Affiliate***" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Corporation, shall include any Person beneficially owning or holding, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests of the Corporation or any subsidiary or any corporation of which the Corporation and its subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests. As used in this definition, "***Control***" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(iv) "***Fair Market Value***" shall mean the following: (i) with respect to equity securities, (A) in the event such equity securities are publicly traded, the 10-day Weighted Average Price for such equity securities preceding the date of consummation of the event requiring a determination of Fair Market Value (the "***Determination Date***") (B) in the event such equity securities are not publicly traded, the fair market value of such equity securities shall be determined by the affirmative vote of a majority of the members of the Board of Directors or, if the requisite approval of the Board of Directors cannot be obtained, by a nationally recognized independent appraiser or investment bank selected, in good faith, by a majority of the members of the Board of Directors; *provided, however*, in no event shall there be a reduction in the fair market value of such equity securities based upon a "minority" or similar discount or based upon the fact that there does not exist any public trading market for such equity securities; (ii) with respect to debt securities, the present value of such debt securities utilizing an interest rate equal to the prime rate on the Determination Date, as published in The Wall Street Journal, Eastern Edition, on such Determination Date; or (iii) with respect to any other property, the fair market value of such property, as determined (A) by the affirmative vote of a majority of the members of the Board of Directors or (B) if the requisite approval of the Board of Directors referred to in the preceding clause (A) cannot be obtained, by a nationally recognized independent appraiser selected, in good faith, by a majority of the members of the Board of Directors.

4. Voting Rights.

(a) The holders of the issued and outstanding Series B Preferred shall have no voting rights except as required by law or as provided in Section 4(b).

(b) At any time when shares of Series B Preferred are outstanding, in addition to any other vote required by law or the Certificate of Incorporation, without the written consent or affirmative vote of holders representing at least a majority of the shares of Series B Preferred then outstanding, the Corporation shall not issue or authorize the issuance of any Senior Stock or Parity Stock.

(c) Any action which by law requires the affirmative vote or consent of the holders of Series B Preferred shall require the consent of holders representing at least a majority of the shares of Series B Preferred then outstanding.

5. Conversion.

(a) Optional Conversion. The holders of Series B Preferred shall have the following conversion rights (each shall be referred to herein as an "***Optional Conversion***"):

(i) At any time after issuance the shares of Series B Preferred shall be convertible at any time and from time to time, in whole or in part (but not in fractions of a share), at the option of the holder thereof, until any Redemption Date, into such number of fully paid and nonassessable shares of Common Stock as is determined by multiplying the number of shares to be converted with the Conversion Rate.

(ii) The "***Conversion Rate***" shall be the Original Purchase Price divided by the Conversion Price at the time in effect for a share of such Series B Preferred. The "***Conversion Price***" per share of Series B Preferred initially shall be equal to Two Dollars ($2.00), subject to adjustment from time to time as provided below.

(iii) As used herein, "***Acquisition Event***" means (A) the execution of a definitive agreement with a Person that is (1) the beneficial owner of at least a majority of the then outstanding shares of Series B Preferred, or (2) an Affiliate of (1), providing for a transaction which would constitute a Triggering Event or (B) the public commencement by a Person that is not (1) the beneficial owner of at least a majority of the then outstanding shares of Series B Preferred, or (3) an Affiliate of (1), of an exchange or tender offer to acquire all of the Common Stock.

(b) Mandatory Conversion. At any time after issuance of the Series B Preferred, if the closing price of the Common Stock as reported by the Principal Market or quotation system on which such Common Stock is traded or reported equals or exceeds Two Dollars and Seventy Five Cents ($2.75) per share of Common Stock of the then current Conversion Price for five (5) consecutive trading days, then the Corporation shall have the right to cause all (but not less than all) outstanding shares of Series B Preferred to be automatically converted into shares of Common Stock (such conversion being referred to herein as a "***Mandatory Conversion***" and the date on which such Mandatory Conversion becomes effective as the "***Mandatory Conversion Date***").

(c) Conversion of the Series B Preferred may be effected by any holder thereof upon the surrender to the transfer agent for the Series B Preferred, or at such other office or offices, if any, as the Board of Directors may designate, of the certificate for such shares of the Series B Preferred to be converted accompanied (if the name(s) in which such certificate are to be registered differ from the name(s) in which the certificate formerly representing shares of Series B Preferred had been registered prior to conversion) by a written notice stating the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and, if an Optional Conversion, stating that such holder elects to convert all or a specified whole number of such shares. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by a payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of the Series B Preferred being converted shall be entitled and (ii) if less than the full number of shares of the Series B Preferred evidenced by the surrendered certificate or certificates

being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

(d) In the event of any Optional Conversion, such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates for the shares of Series B Preferred to be converted and the giving of the notice relating thereto, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. In the event of a Mandatory Conversion, such conversion shall be deemed to have been made on the Mandatory Conversion Date, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Mandatory Conversion Date. On the date on which a conversion is deemed pursuant to this Section 5(d) to have been made, the rights of the holder of the shares of the Series B Preferred deemed to have been converted as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith and the corresponding rights of a holder of Common Stock thereupon created.

(e) In connection with the conversion of any shares of the Series B Preferred, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the then effective Conversion Price. If more than one share of the Series B Preferred shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of the Series B Preferred so surrendered.

(f) The Corporation shall at all times reserve, and keep available for issuance upon the conversion of the Series B Preferred, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of the Series B Preferred, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of the Series B Preferred.

(g) The Conversion Price shall be subject to adjustment from time to time as follows:

(i) *Adjustments for Subdivisions or Combinations of Common Stock.* In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividend or otherwise, into a greater number of shares of Common Stock, the Conversion Price of the Series B Preferred then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, the Conversion Price of the Series B Preferred then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii) *Adjustments for Non-Cash Dividends and Other Distributions.* In the event the Corporation makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution (excluding repurchases of securities by the corporation not made on a pro rata basis) payable in property or in securities of the Corporation other than shares of Common Stock, then and in each such event the holders of Series B Preferred shall

receive, at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series B Preferred been converted into Common Stock on the date of such event.

(iii) *Adjustments for Reorganizations, Reclassifications or Similar Events*. If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series B Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred shall have been entitled upon such reorganization, reclassification or other event.

(iv) *Shares Owned by Corporation*. For purposes of this Section 5(g), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

(v) *Certificate of Independent Accountant*. The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this Section 5(g).

(vi) *No Adjustments for Abandoning Dividend Distributions*. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price or the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this Section 5(g) shall be required by reason of the taking of such record.

(vii) *No Adjustments for Mergers, Reorganizations, Acquisitions or Similar Events*. There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation to the security holders of any other corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in this Section 5(g).

(h) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 5(g)(iii)), or in the case of a share exchange of Common Stock for securities of another corporation, or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "***Transaction***"), each share of the Series B Preferred then owned by such holder shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of the Series B Preferred was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction).

(i) Upon any adjustment of the Conversion Price then in effect, the Corporation, at its expense, shall, upon the written request of any holder of Series B Preferred, promptly compute such adjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred a certificate setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

(j) Upon any conversion of Series B Preferred pursuant to this Section 5, the holder of such shares being converted shall receive any unpaid and accrued dividends on such shares being converted.

6. Redemption.

(a) At any time after the third anniversary of the issuance of the Series B Preferred, all, but not less than all, the shares of Series B Preferred outstanding may be redeemed by the Corporation (a "***Mandatory Redemption***") at its sole discretion, at a price equal to the greater of (i) one hundred ten percent (110%) of the Original Purchase Price, plus an amount equal to any unpaid and accrued dividends and (ii) the Fair Market Value on the Redemption Date of such number of shares of Common Stock which the holder of the redeemed Series B Preferred would be entitled to receive had the redeemed Series B Preferred been converted immediately prior to the redemption. The right of the Corporation to redeem the Series B Preferred provided under this Section 6(a), shall cease upon the occurrence of an Acquisition Event.

(b) Redemption Notice. Upon the determination by the Corporation to effectuate a Mandatory Redemption or a Partial Redemption, written notice of such redemption (the "***Redemption Notice***") shall be mailed, postage prepaid, to each holder of record of Series B Preferred, at its post office address last shown on the records of the Corporation, not less than five (5) business days prior to the date such redemption is to occur (the "***Redemption Date***"). Each Redemption Notice shall state:

(i) the number of shares of Series B Preferred held by the holder that the Corporation shall redeem on the Redemption Date;

(ii) the Redemption Date and the price the Corporation shall pay to the holders of Series B Preferred upon such redemption as determined pursuant to Section 6(a), as applicable (the "***Redemption Price***"); and

(iii) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series B Preferred to be redeemed.

(c) Redemption Mechanics. On any Redemption Date, the Corporation shall redeem such number of shares of Series B Preferred set forth in the Redemption Notice. If on any Redemption Date the Corporation does not have sufficient funds legally available to redeem such number of shares of Series B Preferred set forth in the Redemption Notice, the Corporation shall redeem a pro rata portion of each Series B Preferred holder's redeemable shares out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of such shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. The Corporation may delay or cancel any redemption by providing notice of such delay or cancellation to each holder of Series B Preferred

that received a Redemption Notice in connection with such redemption as promptly as practicable following the determination by the Corporation to delay or cancel such redemption.

(d) Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Series B Preferred to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section 5, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event less than all of the shares of Series B Preferred represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series B Preferred shall promptly be issued to such holder.

(e) Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series B Preferred to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Series B Preferred so called for redemption shall not have been surrendered, dividends with respect to such shares of Series B Preferred shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

7. Payment of Taxes. The Corporation shall pay all documentary, stamp, transfer and other taxes (other than taxes on income of the holders of shares of Series B Preferred) and other governmental charges attributable to the issuance, delivery, conversion or redemption of shares of Series B Preferred; *provided, however*, that the Corporation shall not be required to pay any taxes payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred in respect of which such shares are being issued.

8. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series B Preferred shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth herein. The shares of Series B Preferred shall have no preemptive or subscription rights.

9. Severability. If any right, preference or limitation of the Series B Preferred set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth herein which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares. Shares of Series B Preferred that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

11. Waivers. The holders of Series B Preferred shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law. Any of the rights of the holders of Series B Preferred set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the then outstanding shares of Series B Preferred, subject to applicable law.

12. Registration of Series B Convertible Preferred Stock. The Corporation shall register shares of the Series B Preferred, upon records to be maintained by the Corporation for that purpose (the "***Series B Preferred Register***"), in the name of the record holders thereof from time to time. The Corporation may deem and treat the registered holder of shares of Series B Preferred as the absolute owner thereof for the purpose of any distribution to such holder, and for all other purposes, absent actual notice to the contrary.

13. Registration of Transfers. The Corporation shall register the transfer of any shares of Series B Preferred in the Series B Preferred Register, upon surrender of certificates evidencing such Shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series B Preferred so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring holder.

14. Replacement Certificates. If any certificate evidencing Series B Preferred is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of an affidavit of loss and indemnity agreement reasonably satisfactory to the Corporation evidencing such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

15. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock , solely for the purposes of effecting the conversion of the shares of Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred, in addition to such other remedies as shall be available to the holders of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

This Certificate shall become effective upon the filing thereof with the Secretary of State of the State of Delaware.

* * *

The Corporation has caused this Certificate of Designation of Series B Convertible Preferred Stock to be duly executed and acknowledged by its undersigned duly authorized officers this 10th day of November, 2009.

REED'S, INC.

By: ______________________
Name: Christopher J. Reed
Title: President & Chief Executive Officer

REED'S, INC.

By: ______________________
Name: Judy Holloway Reed
Title: Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:27 PM 12/07/2009
FILED 06:22 PM 12/07/2009
SRV 091076385 - 3433903 FILE

AMENDED CERTIFICATE OF DESIGNATION

(Pursuant to Section 151 of the Delaware General Corporation Law)

The undersigned, Christopher J. Reed and Judy Holloway Reed, certify that:

ONE. They are the duly elected Chief Executive Officer and Secretary, respectively, of the Reed's, Inc., a Delaware corporation (the "***Corporation***").

TWO. The Certificate of Incorporation of this Corporation provides for a class of its authorized shares known as Preferred Stock comprised of 500,000 shares issuable from time to time in one or more series, of which 47,121 shares designated as Series A Convertible Preferred Stock are currently outstanding and no shares designated as Series B Convertible Preferred Stock are currently outstanding.

THREE. Pursuant to and in accordance with the provisions of Section 151 of the Delaware General Corporation Law and the Certificate of Incorporation of this Corporation ("***Certificate of Incorporation***"), the Board of Directors of the Corporation ("***Board of Directors***") has duly authorized and adopted resolutions amending the Certificate of Designation originally filed April 29, 2009 and amended November 16, 2009, by decreasing the Conversion Price (defined hereinbelow) of the Series B Convertible Preferred Stock to $1.43.

FOUR. The Board of Directors of the Corporation has duly authorized and adopted the following recitals and resolutions on December 4, 2009:

WHEREAS, the Board of Directors of this corporation is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series and the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

WHEREAS, the Board of Directors has previously fixed and determined the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to a Series B Convertible Preferred Stock, pursuant to a Certificate of Designation as filed with the Delaware Secretary of State on April 29, 2009 and amended November 16, 2009; and

WHEREAS, the Board of Directors wishes to amend and restate the Certificate of Designation originally filed April 29, 2009 and amended November 16, 2009, by decreasing the Conversion Price (defined hereinbelow) of the Series B Convertible Preferred Stock to $1.43.

RESOLVED, that the Board of Directors hereby amends and restates the Certificate of Designation filed April 29, 2009 and amended November 16, 2009 in its entirety and designates the number of shares, and fixes the relative rights, powers and preferences thereof, and the limitations or restrictions of the Series B Convertible Preferred Stock (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series), as follows:

SERIES B CONVERTIBLE PREFERRED STOCK

A total of four hundred thousand (400,000) shares of the authorized and unissued Preferred Stock of the Corporation, $10.00 stated value per share, are hereby designated "Series B Convertible Preferred Stock" (the "***Series B Preferred***") with such series having the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

1. Rank. The Series B Preferred shall rank (a) senior, in all matters, to (i) any class of common stock of the Corporation, including, without limitation, the Corporation's common stock, $0.0001 par value per share (the "***Common Stock***"), and any other class or series of capital stock into which the Common Stock is reclassified or reconstituted, (ii) any other class or series of capital stock of the Corporation either specifically ranking by its terms junior to the Series B Preferred or not specifically ranking by its terms senior to or on parity with the Series B Preferred, and (iii) any class or series of capital stock of the Corporation into which the capital stock referred to in the preceding subclauses (i) and (ii) is reclassified or reconstituted (the capital stock referred to in this clause (a) is hereinafter referred to as the "***Junior Stock***"); (b) on parity with any class or series of capital stock of the Corporation specifically ranking by its terms on parity, in all matters expressly provided, with the Series B Preferred ("***Parity Stock***"); and (c) junior, in all matters expressly provided, to the Corporation's class of Preferred Stock designated as Series A Convertible Preferred stock and any class or series of capital stock of the Corporation specifically ranking by its terms senior to the Series B Preferred ("***Senior Stock***").

2. Dividends.

(a) Subject to the prior payment in full of any dividends to which any Senior Stock is entitled pursuant to the Certificate of Incorporation, as then amended to date, for a period of three (3) years from the date of issuance of the Series B Preferred, the holders of the Series B Preferred (each, a "***Series B Holder***") shall be entitled to receive, out of funds legally available therefor, dividends (the "***Series B Dividends***"), which shall be cumulative and non-compounding and accrue on a daily basis from the date on which a particular share of Series B Preferred is issued, at an annual rate equal to five percent (5%) of the Original Purchase Price (the "***Series B Dividend Rate,***" subject to increase as provided below), payable as provided in Section 2(b) hereof. As used herein, "***Original Purchase Price***" means ten dollars ($10.00).

(b) Series B Dividends payable pursuant to Section 2(a) hereof shall be payable in quarterly dividends equal to 1.25% of such Liquidation Value (defined below) on each of September 30, December 31, March 31 and June 30 of each year (the "***Series B Dividend Payment Date***"), for a period of 36 months from the date of issuance of the Series B Preferred Convertible Preferred Stock. Such dividends shall be payable, on each Series B Dividend Payment Date, in additional shares of Series B Preferred Convertible Preferred Stock ("***PIK Dividends***"), or, in the sole discretion of the Board of Directors, in cash or Common Stock and such dividends shall be cumulative and shall accrue whether or not declared, earned or payable from and after the date of issue of the Series B Preferred. The shares of Series B Preferred distributed as a PIK Dividend shall be deemed to be issued and outstanding from and after such Series B Dividend Payment Date, and the amount of shares issued as a PIK Dividend shall have an aggregate Liquidation Value, at the Series B Dividend Payment Date equal to the value of the dividend accrued and payable. The initial "***Liquidation Value***" of each share of Series B Preferred will be $10.00 per share, and thereafter, there will be added to the Liquidation Value of each share of Series B

Preferred, as of any Series B Dividend Payment Date, the amount of any dividends payable on such share on that Series B Dividend Payment Date but not paid on that Series B Dividend Payment Date, whether or not such dividends are declared, earned or payable. The amount of Series B Dividends payable on the Series B Preferred for any period shorter than a full calendar quarter shall be computed on the basis of a 360-day year of twelve 30-day months.

(c) So long as any shares of Series B Preferred are outstanding, the Corporation shall not pay or declare any dividend, whether in cash or property, or make any other distribution on any Junior Stock, or purchase, redeem or otherwise acquire for value any shares of Junior Stock until all Series B Dividends as set forth in Section 2(a) shall have been paid or declared and set apart.

(d) Any Series B Dividend shall be paid in PIK Dividends, cash or shares of Common Stock, in the sole and absolute discretion of the Board of Directors.

(e) If the Corporation elects to pay any Series B Dividend due in Common Stock ("***Interest Shares***"), the issuance price of the Interest Shares will be equal to the 10-day Weighted Average Price (as defined below) of the Common Stock ending on the day prior to Series B Dividend Payment Date. "***Weighted Average Price***" means, for any security as of any date, the dollar volume-weighted average price for such security on the principal national securities exchange on which such equity securities are listed or admitted to trading ("***Principal Market***") during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be as determined by the affirmative vote of a majority of the members of the Board of Directors, or, if the requisite approval of the Board of Directors cannot be obtained, by a nationally recognized independent appraiser or investment bank selected, in good faith, by a majority of the members of the Board of Directors; *provided, however*, in no event shall there be a reduction in the fair market value of such equity securities based upon a "minority" or similar discount or based upon the fact that there does not exist any public trading market for such equity securities. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

3. Liquidation.

(a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or a Triggering Event (as defined herein) (each referred to herein as a "***Liquidation Event***"), after payment or provision for payment of debts and other liabilities of the Corporation and all amounts due and owing to the holders of outstanding shares of Senior Stock, if any, each holder of Series B Preferred, before any distribution or payment is made upon any Junior Stock, shall be entitled to receive, out of the assets of the Corporation legally available for

distribution to stockholders (the "***Available Assets***"), an amount equal to each holder's Liquidation Preference. The "***Liquidation Preference***" payable with respect to each share of Series B Preferred shall be equal to the greater of (i) the Liquidation Value and (ii) if such share of Series B Preferred were then convertible into Common Stock, such amount which the holder of Series B Preferred would be entitled to receive in connection with the Liquidation Event if such holder had converted his, her or its Series B Preferred immediately prior to the occurrence of the Liquidation Event. Shares of Series B Preferred shall (i) not be entitled to any distributions in the event of a Liquidation Event other than a distribution in an amount equal to the Liquidation Preference, and (ii) be deemed cancelled upon full distribution of such Liquidation Preference.

(b) If the Available Assets shall be insufficient to permit full payment of the Liquidation Preference upon a Liquidation Event to all holders of Series B Preferred, as well as all payments then due or due by reason of such Liquidation Event on any Parity Stock, then the holders of Series B Preferred and holders of such Parity Stock shall share ratably in any such distribution of the Corporation's assets in proportion to the full respective distributable amounts to which they are entitled.

(c) Written notice of a Liquidation Event, stating a payment date, the amount of the Liquidation Preference and the place where said sums shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the payment date stated therein, to all holders of Series B Preferred of record, such notice to be addressed to each such stockholder at such holder's post office address as shown by the records of the Corporation.

(d) Unless otherwise provided herein, whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such property shall be the Fair Market Value.

(e) As used herein, the following terms shall have the following meanings:

(i) "***Triggering Event***" means (a) a sale of all or substantially all of the assets of the Corporation to any Person, (b) any transaction or series of transactions by which any Person or group (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner (as so defined), directly or indirectly, of shares representing more than fifty percent (50%) of the aggregate voting power of the Corporation. or (c) a merger, consolidation, reorganization, recapitalization or other transaction or series of related transactions (a "***Recapitalization***") in which the stockholders of the Corporation owning a majority of the voting stock of the Corporation with the right to elect a majority of the Board of Directors in the aggregate immediately prior to such Recapitalization do not own a majority of such voting stock or voting power of the surviving, successor or continuing entity following such Recapitalization.

(ii) "***Person***" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(iii) "***Affiliate***" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Corporation, shall include any Person beneficially owning or holding, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests of the Corporation or any subsidiary or any corporation of which the Corporation and its subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, ten percent (10%) or more of any class of voting or

equity interests. As used in this definition, "***Control***" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(iv) "***Fair Market Value***" shall mean the following: (i) with respect to equity securities, (A) in the event such equity securities are publicly traded, the 10-day Weighted Average Price for such equity securities preceding the date of consummation of the event requiring a determination of Fair Market Value (the "***Determination Date***") (B) in the event such equity securities are not publicly traded, the fair market value of such equity securities shall be determined by the affirmative vote of a majority of the members of the Board of Directors or, if the requisite approval of the Board of Directors cannot be obtained, by a nationally recognized independent appraiser or investment bank selected, in good faith, by a majority of the members of the Board of Directors; *provided, however*, in no event shall there be a reduction in the fair market value of such equity securities based upon a "minority" or similar discount or based upon the fact that there does not exist any public trading market for such equity securities; (ii) with respect to debt securities, the present value of such debt securities utilizing an interest rate equal to the prime rate on the Determination Date, as published in The Wall Street Journal, Eastern Edition, on such Determination Date; or (iii) with respect to any other property, the fair market value of such property, as determined (A) by the affirmative vote of a majority of the members of the Board of Directors or (B) if the requisite approval of the Board of Directors referred to in the preceding clause (A) cannot be obtained, by a nationally recognized independent appraiser selected, in good faith, by a majority of the members of the Board of Directors.

4. Voting Rights.

(a) The holders of the issued and outstanding Series B Preferred shall have no voting rights except as required by law or as provided in Section 4(b).

(b) At any time when shares of Series B Preferred are outstanding, in addition to any other vote required by law or the Certificate of Incorporation, without the written consent or affirmative vote of holders representing at least a majority of the shares of Series B Preferred then outstanding, the Corporation shall not issue or authorize the issuance of any Senior Stock or Parity Stock.

(c) Any action which by law requires the affirmative vote or consent of the holders of Series B Preferred shall require the consent of holders representing at least a majority of the shares of Series B Preferred then outstanding.

5. Conversion.

(a) Optional Conversion. The holders of Series B Preferred shall have the following conversion rights (each shall be referred to herein as an "***Optional Conversion***"):

(i) At any time after issuance the shares of Series B Preferred shall be convertible at any time and from time to time, in whole or in part (but not in fractions of a share), at the option of the holder thereof, until any Redemption Date, into such number of fully paid and nonassessable shares of Common Stock as is determined by multiplying the number of shares to be converted with the Conversion Rate.

(ii) The "***Conversion Rate***" shall be the Original Purchase Price divided by the Conversion Price at the time in effect for a share of such Series B Preferred. The "***Conversion Price***" per share of Series B Preferred initially shall be equal to One Dollar and Forty Three Cents ($1.43), subject to adjustment from time to time as provided below.

(iii) As used herein, "***Acquisition Event***" means (A) the execution of a definitive agreement with a Person that is (1) the beneficial owner of at least a majority of the then outstanding shares of Series B Preferred, or (2) an Affiliate of (1), providing for a transaction which would constitute a Triggering Event or (B) the public commencement by a Person that is not (1) the beneficial owner of at least a majority of the then outstanding shares of Series B Preferred, or (3) an Affiliate of (1), of an exchange or tender offer to acquire all of the Common Stock.

(b) Mandatory Conversion. At any time after issuance of the Series B Preferred, if the closing price of the Common Stock as reported by the Principal Market or quotation system on which such Common Stock is traded or reported equals or exceeds Two Dollars and Seventy Five Cents ($2.75) per share of Common Stock of the then current Conversion Price for five (5) consecutive trading days, then the Corporation shall have the right to cause all (but not less than all) outstanding shares of Series B Preferred to be automatically converted into shares of Common Stock (such conversion being referred to herein as a "***Mandatory Conversion***" and the date on which such Mandatory Conversion becomes effective as the "***Mandatory Conversion Date***").

(c) Conversion of the Series B Preferred may be effected by any holder thereof upon the surrender to the transfer agent for the Series B Preferred, or at such other office or offices, if any, as the Board of Directors may designate, of the certificate for such shares of the Series B Preferred to be converted accompanied (if the name(s) in which such certificate are to be registered differ from the name(s) in which the certificate formerly representing shares of Series B Preferred had been registered prior to conversion) by a written notice stating the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and, if an Optional Conversion, stating that such holder elects to convert all or a specified whole number of such shares. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by a payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of the Series B Preferred being converted shall be entitled and (ii) if less than the full number of shares of the Series B Preferred evidenced by the surrendered certificate or certificates being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

(d) In the event of any Optional Conversion, such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates for the shares of Series B Preferred to be converted and the giving of the notice relating thereto, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. In the event of a Mandatory Conversion, such

conversion shall be deemed to have been made on the Mandatory Conversion Date, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Mandatory Conversion Date. On the date on which a conversion is deemed pursuant to this Section 5(d) to have been made, the rights of the holder of the shares of the Series B Preferred deemed to have been converted as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith and the corresponding rights of a holder of Common Stock thereupon created.

(e) In connection with the conversion of any shares of the Series B Preferred, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the then effective Conversion Price. If more than one share of the Series B Preferred shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of the Series B Preferred so surrendered.

(f) The Corporation shall at all times reserve, and keep available for issuance upon the conversion of the Series B Preferred, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of the Series B Preferred, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of the Series B Preferred.

(g) The Conversion Price shall be subject to adjustment from time to time as follows:

(i) *Adjustments for Subdivisions or Combinations of Common Stock.* In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividend or otherwise, into a greater number of shares of Common Stock, the Conversion Price of the Series B Preferred then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, the Conversion Price of the Series B Preferred then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(ii) *Adjustments for Non-Cash Dividends and Other Distributions.* In the event the Corporation makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution (excluding repurchases of securities by the corporation not made on a pro rata basis) payable in property or in securities of the Corporation other than shares of Common Stock, then and in each such event the holders of Series B Preferred shall receive, at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series B Preferred been converted into Common Stock on the date of such event.

(iii) *Adjustments for Reorganizations, Reclassifications or Similar Events.* If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series B Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of

Series B Preferred shall have been entitled upon such reorganization, reclassification or other event.

(iv) *Shares Owned by Corporation.* For purposes of this Section 5(g), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

(v) *Certificate of Independent Accountant.* The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this Section 5(g).

(vi) *No Adjustments for Abandoning Dividend Distributions.* If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price or the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this Section 5(g) shall be required by reason of the taking of such record.

(vii) *No Adjustments for Mergers, Reorganizations, Acquisitions or Similar Events.* There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation to the security holders of any other corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in this Section 5(g).

(h) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 5(g)(iii)), or in the case of a share exchange of Common Stock for securities of another corporation, or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "***Transaction***"), each share of the Series B Preferred then owned by such holder shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of the Series B Preferred was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction).

(i) Upon any adjustment of the Conversion Price then in effect, the Corporation, at its expense, shall, upon the written request of any holder of Series B Preferred, promptly compute such adjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred a certificate setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

(j) Upon any conversion of Series B Preferred pursuant to this Section 5, the holder of such shares being converted shall receive any unpaid and accrued dividends on such shares being converted.

6. Redemption.

(a) At any time after the third anniversary of the issuance of the Series B Preferred, all, but not less than all, the shares of Series B Preferred outstanding may be redeemed by the Corporation (a "***Mandatory Redemption***") at its sole discretion, at a price equal to the greater of (i) one hundred ten percent (110%) of the Original Purchase Price, plus an amount equal to any unpaid and accrued dividends and (ii) the Fair Market Value on the Redemption Date of such number of shares of Common Stock which the holder of the redeemed Series B Preferred would be entitled to receive had the redeemed Series B Preferred been converted immediately prior to the redemption. The right of the Corporation to redeem the Series B Preferred provided under this Section 6(a), shall cease upon the occurrence of an Acquisition Event.

(b) Redemption Notice. Upon the determination by the Corporation to effectuate a Mandatory Redemption or a Partial Redemption, written notice of such redemption (the "***Redemption Notice***") shall be mailed, postage prepaid, to each holder of record of Series B Preferred, at its post office address last shown on the records of the Corporation, not less than five (5) business days prior to the date such redemption is to occur (the "***Redemption Date***"). Each Redemption Notice shall state:

(i) the number of shares of Series B Preferred held by the holder that the Corporation shall redeem on the Redemption Date;

(ii) the Redemption Date and the price the Corporation shall pay to the holders of Series B Preferred upon such redemption as determined pursuant to Section 6(a), as applicable (the "***Redemption Price***"); and

(iii) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series B Preferred to be redeemed.

(c) Redemption Mechanics. On any Redemption Date, the Corporation shall redeem such number of shares of Series B Preferred set forth in the Redemption Notice. If on any Redemption Date the Corporation does not have sufficient funds legally available to redeem such number of shares of Series B Preferred set forth in the Redemption Notice, the Corporation shall redeem a pro rata portion of each Series B Preferred holder's redeemable shares out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of such shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. The Corporation may delay or cancel any redemption by providing notice of such delay or cancellation to each holder of Series B Preferred that received a Redemption Notice in connection with such redemption as promptly as practicable following the determination by the Corporation to delay or cancel such redemption.

(d) Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Series B Preferred to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section 5, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event less than all of the shares of Series B Preferred represented by a certificate are

redeemed, a new certificate representing the unredeemed shares of Series B Preferred shall promptly be issued to such holder.

(e) Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series B Preferred to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Series B Preferred so called for redemption shall not have been surrendered, dividends with respect to such shares of Series B Preferred shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

7. Payment of Taxes. The Corporation shall pay all documentary, stamp, transfer and other taxes (other than taxes on income of the holders of shares of Series B Preferred) and other governmental charges attributable to the issuance, delivery, conversion or redemption of shares of Series B Preferred; *provided, however*, that the Corporation shall not be required to pay any taxes payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred in respect of which such shares are being issued.

8. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series B Preferred shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth herein. The shares of Series B Preferred shall have no preemptive or subscription rights.

9. Severability. If any right, preference or limitation of the Series B Preferred set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth herein which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. Status of Reacquired Shares. Shares of Series B Preferred that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

11. Waivers. The holders of Series B Preferred shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law. Any of the rights of the holders of Series B Preferred set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the then outstanding shares of Series B Preferred, subject to applicable law.

12. Registration of Series B Convertible Preferred Stock. The Corporation shall register shares of the Series B Preferred, upon records to be maintained by the Corporation for that purpose (the "***Series B Preferred Register***"), in the name of the record holders thereof from time to time. The Corporation may deem and treat the registered holder of shares of Series B Preferred as the absolute owner thereof for the purpose of any distribution to such holder, and for all other purposes, absent actual notice to the contrary.

13. Registration of Transfers. The Corporation shall register the transfer of any shares of Series B Preferred in the Series B Preferred Register, upon surrender of certificates evidencing such Shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series B Preferred so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring holder.

14. Replacement Certificates. If any certificate evidencing Series B Preferred is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of an affidavit of loss and indemnity agreement reasonably satisfactory to the Corporation evidencing such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

15. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock , solely for the purposes of effecting the conversion of the shares of Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred, in addition to such other remedies as shall be available to the holders of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

This Certificate shall become effective upon the filing thereof with the Secretary of State of the State of Delaware.

* * *

[signature page follows]

The Corporation has caused this Amended Certificate of Designation to be duly executed and acknowledged by its undersigned duly authorized officers this 4th day of December, 2009.

REED'S, INC.

By: ______________________
Name: Christopher J. Reed
Title: President & Chief Executive Officer

REED'S, INC.

By: ______________________
Name: Judy Holloway Reed
Title: Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:55 PM 10/10/2017
FILED 12:55 PM 10/10/2017
SR 20176550955 - File Number 3433903

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF REED'S, INC.

Reed's, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this "Amendment") to increase its authorized capital stock to Forty Million Five Hundred Thousand (40,500,000), of which Forty Million (40,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share; and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation's Certificate of Incorporation, as previously amended (the "Certificate of Incorporation") and Section 242 of the General Corporation Law of the State of Delaware (the "DGCL") and recommended for approval by the stockholders of the Corporation.

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, at the annual meeting of the stockholders of said Corporation, duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

FOURTH: The Certificate of Incorporation is amended by amending Article IV thereof to read in its entirety as follows:

The total number of shares of capital stock which the Corporation is authorized to issue is Forty Million Five Hundred Thousand (40,500,000), of which Forty Million (40,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding)

the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the President of the Corporation on October 9, 2017.

REED'S, INC.

By: ______________________

Name: Valentin Stalowir

Title: President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:50 PM 12/17/2018
FILED 02:50 PM 12/17/2018
SR 20188191450 - File Number 3433903

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF REED'S, INC.

Reed's, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this "Amendment") to increase its authorized capital stock to Seventy Million Five Hundred Thousand (70,500,000), of which Seventy Million (70,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share; and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation's Certificate of Incorporation, as previously amended (the "Certificate of Incorporation") and Section 242 of the General Corporation Law of the State of Delaware (the "DGCL") and recommended for approval by the stockholders of the Corporation.

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, at the annual meeting of the stockholders of said Corporation, duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

FOURTH: The Certificate of Incorporation is amended by amending Article IV thereof to read in its entirety as follows:

The total number of shares of capital stock which the Corporation is authorized to issue is Seventy Million Five Hundred Thousand (70,500,000), of which Seventy Million (70,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the

number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the President of the Corporation on December 17, 2018.

REED'S, INC.

By: ______________________
Name: Valentin Stalowir
Title: President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:07 PM 12/27/2019
FILED 04:07 PM 12/27/2019
SR 20198891386 - File Number 3433903

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF REED'S, INC.

Reed's, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this "Amendment") to increase its authorized capital stock to One Hundred Million Five Hundred Thousand (100,500,000), of which One Hundred Million (100,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share; and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation's Certificate of Incorporation, as previously amended (the "Certificate of Incorporation") and Section 242 of the General Corporation Law of the State of Delaware (the "DGCL") and recommended for approval by the stockholders of the Corporation.

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, at the annual meeting of the stockholders of said Corporation, duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

FOURTH: The Certificate of Incorporation is amended by amending Article IV thereof to read in its entirety as follows:

The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred Million Five Hundred Thousand (100,500,000), of which One Hundred Million (100,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then

outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the Chief Financial Officer of the Corporation on December 20, 2019.

REED'S, INC.

____

By: Thomas J. Spisak

Title: Chief Financial Officer

DocuSign Envelope ID: B987C151-6CA5-434E-B34F-881B3DA35ED7

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:44 PM 12/31/2020
FILED 04:44 PM 12/31/2020
SR 20208813444 - File Number 3433903

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF REED'S, INC.

Reed's, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this "Amendment") to increase its authorized capital stock to One Hundred Twenty Million Five Hundred Thousand (120,500,000), of which One Hundred Twenty Million (120,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share; and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation's Certificate of Incorporation, as previously amended (the "Certificate of Incorporation") and Section 242 of the General Corporation Law of the State of Delaware (the "DGCL") and recommended for approval by the stockholders of the Corporation.

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, at the annual meeting of the stockholders of said Corporation, duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

FOURTH: The Certificate of Incorporation is amended by amending Article IV thereof to read in its entirety as follows:

The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred Twenty Million Five Hundred Thousand (120,500,000), of which One Hundred Twenty Million (120,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of

any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the Chief Financial Officer of the Corporation on December 30, 2020.

REED'S, INC.

DocuSigned by:
Thomas J. Spisak
ED2035E423B24CF...

By: Thomas J. Spisak
Title: Chief Financial Officer

DocuSign Envelope ID: 85AA69CB-DE35-43E1-BFE2-A7A5210C187E

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:56 AM 01/10/2022
FILED 09:56 AM 01/10/2022
SR 20220073127 - File Number 3433903

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF REED'S, INC.

Reed's, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this "Amendment") to increase its authorized capital stock to One Hundred Eighty Million Five Hundred Thousand (180,500,000), of which One Hundred Eighty Million (180,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share; and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation's Certificate of Incorporation, as previously amended (the "Certificate of Incorporation") and Section 242 of the General Corporation Law of the State of Delaware (the "DGCL") and recommended for approval by the stockholders of the Corporation.

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, at the annual meeting of the stockholders of said Corporation, duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

FOURTH: The Certificate of Incorporation is amended by amending Article IV thereof to read in its entirety as follows:

The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred Eighty Million Five Hundred Thousand (180,500,000), of which One Hundred Eighty Million (180,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of

any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the Chief Financial Officer of the Corporation on January 6, 2022.

REED'S, INC.

DocuSigned by:
Thomas J. Spisak
ED2035E423B24CF...

By: Thomas J. Spisak
Title: Chief Financial Officer